                                                                  EXHIBIT (99)-1

                                                                     LG&E ENERGY




                               ADMISSION TICKET

                               LG&E ENERGY CORP.
                        Special Meeting of Shareholders

                               October 14, 1997
                                    10 a.m.
                 The Medallion Ballroom in The Seelbach Hotel
                             Louisville, Kentucky

If you plan to attend the meeting, please check the box on the proxy card indicating that you plan to attend. Please bring this Admission Ticket to the meeting with you.

THE BOTTOM PORTION OF THIS FORM IS THE PROXY CARD. Each proposal is fully explained in the enclosed Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus. To vote your proxy, please MARK by placing an "X" in the appropriate box, SIGN and DATE the proxy. Then please DETACH and RETURN the completed proxy promptly in the enclosed envelope.

                    . DETACH HERE .          . DETACH HERE .
--------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH PROPOSAL
   ------------------------------------------------------------------------

   [_] I plan to attend the Special Meeting, and I will bring _____ guest(s).

                                                                     LG&E ENERGY
                                                                 COMMON    PROXY

1. Approve the Agreement and Plan of Merger, dated as of May 20, 1997, between LG&E Energy Corp. and KU Energy Corporation and the transactions contemplated thereby including, among other things, the issuance of shares of common stock of LG&E Energy pursuant to the terms of the Merger Agreement.

[_] FOR  [_] AGAINST  [_] ABSTAIN


2. Approve the amendment to and restatement of LG&E Energy's Restated Articles of Incorporation so as to increase the amount of authorized common stock of LG&E Energy from 125,000,000 shares to 300,000,000 shares, thereby increasing LG&E Energy's authorized capitalization from 130,000,000 shares to 305,000,000 shares (which includes the 5,000,000 shares of preferred stock presently authorized).

[_] FOR  [_] AGAINST  [_] ABSTAIN


                                     -------------------  -------------------
                                          SIGNATURE            SIGNATURE

                                     ------------
                                         DATE             SIGNATURE(S) SHOULD
                                                          CORRESPOND TO THE
                                                          NAME(S) APPEARING IN
                                                          THIS PROXY. IF
                                                          EXECUTOR, TRUSTEE,
                                                          GUARDIAN, ETC. PLEASE
                                                          INDICATE.

               [MAP] Complimentary parking will be available at the City Park Garage on Fourth Avenue by The Seelbach Hotel. Please visit the registration table to receive your parking voucher, which you will give to the parking attendant upon leaving.


                    . DETACH HERE .          . DETACH HERE .
--------------------------------------------------------------------------------

                               LG&E ENERGY CORP.
          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS--OCTOBER 14, 1997

     Roger W. Hale, Victor A. Staffieri and John R. McCall are hereby appointed as proxies, with full power of substitution, to vote the shares of the shareholder(s) named on the reverse side hereof, at the Special Meeting of Shareholders of LG&E Energy Corp. to be held on October 14, 1997 and at any adjournment thereof, as directed on the reverse side hereof and upon such other business incident to the conduct of the meeting as may properly come before the meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS YOU SPECIFY. IF NOT SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS.

Please mark, sign and date this proxy on the reverse side and return the completed proxy promptly in the enclosed envelope.

                                                                     LG&E ENERGY




                                ADMISSION TICKET

                               LG&E ENERGY CORP.
                        Special Meeting of Shareholders

                                October 14, 1997
                                    10 a.m.
                  The Medallion Ballroom in The Seelbach Hotel
                              Louisville, Kentucky

If you plan to attend the meeting, please check the box on the proxy card indicating that you plan to attend. Please bring this Admission Ticket to the meeting with you.

THE BOTTOM PORTION OF THIS FORM IS THE PROXY CARD. Each proposal is fully explained in the enclosed Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus. To vote your proxy, please MARK by placing an "X" in the appropriate box, SIGN and DATE the proxy. Then please DETACH and RETURN the completed proxy promptly in the enclosed envelope.

                    . DETACH HERE .          . DETACH HERE .
--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH PROPOSAL
    ------------------------------------------------------------------------

[_] I plan to attend the Special Meeting, and I will bring ______ guest(s).

                                                                     LG&E ENERGY
                                                      ESOP                 PROXY

1. Approve the Agreement and Plan of Merger, dated as of May 20, 1997, between LG&E Energy Corp. and KU Energy Corporation and the transactions contemplated thereby including, among other things, the issuance of shares of common stock of LG&E Energy pursuant to the terms of the Merger Agreement.

[_] FOR  [_] AGAINST  [_] ABSTAIN


2. Approve the amendment to and restatement of LG&E Energy's Restated Articles of Incorporation so as to increase the amount of authorized common stock of LG&E Energy from 125,000,000 shares to 300,000,000 shares, thereby increasing LG&E Energy's authorized capitalization from 130,000,000 shares to 305,000,000 shares (which includes the 5,000,000 shares of preferred stock presently authorized).

[_] FOR  [_] AGAINST  [_] ABSTAIN


                                   ------------------ ------------------
                                       SIGNATURE          SIGNATURE
                                   -----------
                                      DATE            SIGNATURE(S) SHOULD
                                                      CORRESPOND TO THE NAME(S)
                                                      APPEARING IN THIS PROXY.
                                                      IF EXECUTOR, TRUSTEE,
                                                      GUARDIAN, ETC. PLEASE
                                                      INDICATE.

               [MAP] Complimentary parking will be available at the City Park Garage on Fourth Avenue by The Seelbach Hotel. Please visit the registration table to receive your parking voucher, which you will give to the parking attendant upon leaving.

                    . DETACH HERE .          . DETACH HERE .
--------------------------------------------------------------------------------

                               LG&E ENERGY CORP.
          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS--OCTOBER 14, 1997

     Roger W. Hale, Victor A. Staffieri and John R. McCall are hereby appointed as proxies, with full power of substitution, to vote the shares of the shareholder(s) named on the reverse side hereof, at the Special Meeting of Shareholders of LG&E Energy Corp. to be held on October 14, 1997 and at any adjournment thereof, as directed on the reverse side hereof and upon such other business incident to the conduct of the meeting as may properly come before the meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS YOU SPECIFY. IF NOT SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS.

Please mark, sign and date this proxy on the reverse side and return the completed proxy promptly in the enclosed envelope.